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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 19, 2001
                                                        -----------------

                              RAILWORKS CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                   0-24639                                58-2382378
----------------------------------------   --------------------------------------   --------------------------------------
    (State or other jurisdiction of                     (Commission                             (IRS Employer
            incorporation)                             File Number)                            Identification)


             6225 SMITH AVENUE, SUITE 200, BALTIMORE, MARYLAND 21209
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (410) 580-6000
                                                           --------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On December 19, 2001, Edward M. Cumberledge resigned as a Vice President and the Chief Financial Officer of RailWorks. Eric Schless has been elected the acting Chief Financial Officer.

         Statements in this report regarding RailWorks' beliefs, intentions, expectations, plans or estimates (or similar expressions) constitute forward-looking statements for the purpose of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could affect RailWorks' actual results include general economic conditions, competitive factors, seasonality of Railworks' business, timing and integration of future acquisitions, dependence on public sector contracts and funding, exposure to fixed price contracts, labor relations, regulatory changes in the rail and transit industries, cyclical nature of the rail system industry and commercial construction, availability and terms of financing for Railworks' business, RailWorks' ability to meet obligations under debt instruments, and changes in laws that impact the way in which RailWorks conducts its business. Management believes these statements, which are based on currently available information, are reasonable; however, undue reliance should not be placed on these statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2002

                                             RAILWORKS CORPORATION
                                  ---------------------------------------------
                                                 (Registrant)






                             By:  /s/ John Kennedy
                                  ---------------------------------------------
                                  John Kennedy
                                  Chief Executive Officer